SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): July 14, 2003

                            ------------------------


                                   ATMI, INC.
            (Exact name of registrant as specified in its charter)

         Delaware                    0-30130                  06-1481060
      (State or other       (Commission file number)       (I.R.S. employer
      jurisdiction of                                    identification no.)
     incorporation or
       organization)

     7 Commerce Drive
   Danbury, Connecticut                                         06810
   (Address of principal                                      (Zip code)
    executive offices)



      Registrant's telephone number, including area code: (203) 794-1100



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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page

Item 5.     Other Events.....................................................3

Item 7.     Exhibits.........................................................3

Signature....................................................................4




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Item 5.       Other Events.

      On July 14, 2003, ATMI, Inc., a Delaware corporation, issued a press release announcing its acquisition of ESC, Inc., a Pennsylvania corporation. A copy of ATMI's press release is attached hereto as Exhibit 99.1.

Item 7. Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press Release, dated July 14, 2003, entitled "ATMI Acquires ESC, Inc. - Novel Copper and Advanced Interconnect Cleaning Materials"



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2003

                                       ATMI, INC.


                                       By: /s/ Eugene G. Banucci, Ph.D
                                           -----------------------------------
                                           Eugene G. Banucci, Ph.D.
                                           Chief  Executive  Officer,  Chairman
                                           of the Board and Director




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